Exhibit 99.2

3Q24 Earnings Presentation November 2024

FORWARD - LOOKING STATEMENTS Statements made in this presentation regarding American Public Education, Inc . or its subsidiary institutions (“APEI” or the “Company”) that are not historical facts are forward - looking statements based on current expectations, assumptions, estimates and projections about APEI and the industry . In some cases, forward looking statements can be identified by words such as “anticipate,” “believe,” “seek,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” “project,” “should,” “will,” “would,” and similar words or their opposites . Forward - looking statements include, without limitation, statements regarding expectations for growth, registration, enrollments, revenues, net income, earnings per share, EBITDA and Adjusted EBITDA, free cash flow, and plans with respect to and future impacts of recent, current and future initiatives . Forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements . Such risks and uncertainties include, among others, risks related to : the Company’s failure to comply with regulatory and accrediting agency requirements, including the “ 90 / 10 Rule”, and to maintain institutional accreditation and the impacts of any actions the Company may take to prevent or correct such failure ; the Company’s dependence on the effectiveness of its ability to attract students who persist in its subsidiary institutions’ programs ; changing market demands ; declines in enrollments at the Company’s subsidiary institutions ; the enactment of legislation that adversely impacts the Company or its subsidiary institutions ; the Company’s inability to effectively brand or market its subsidiary institutions and its subsidiary institutions’ programs ; the Company’s inability to maintain strong relationships with the military and maintain course registrations and enrollments from military students ; the loss or disruption of the Company’s ability to receive funds under tuition assistance programs or the reduction, elimination, or suspension of tuition assistance ; adverse effects of changes the Company makes to improve the student experience and enhance the ability to identify and enroll students who are likely to succeed ; the Company’s need to successfully adjust to future market demands by updating existing programs and developing new programs ; the Company’s loss of eligibility to participate in Title IV programs or ability to process Title IV financial aid ; economic and market conditions and changes in interest rates ; difficulties involving acquisitions ; the Company’s indebtedness and preferred stock ; the Company’s dependence on and the need to continue to invest in its technology infrastructure, including with respect to third - party vendors ; the inability to recognize the anticipated benefits of the Company’s cost savings and revenue generating efforts ; the Company’s ability to manage and limit its exposure to bad debt ; and the risk factors described in the risk factor section and elsewhere in the Company’s most recent annual report on Form 10 - K and quarterly report on Form 10 - Q and in the Company’s other SEC filings . You should not place undue reliance on any forward - looking statements . The Company undertakes no obligation to update publicly any forward - looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future .

Executive Summary

APEI is a market leader in the post-secondary education of active-duty military, veterans, new nurses, and health professionals, segments that have demonstrated stable and long-term demand.

$153.1 M	$731 K	$0.04	$12.9 M	$162.2 M
Revenue	Net Income available to common shareholders	Diluted EPS	Adj. EBITDA[1]	Cash

3Q24 Highlights

- APEI Revenue: $153.1 million – fourth consecutive quarter of year-over-year growth
- Net income available to common stockholders: $731,000 and net income per diluted common share of $0.04 in 3Q24 vs. ($4.9) million and ($0.27) in 3Q23. 3Q23 included a $5.2 million loss on equity investment. Excluding that, 3Q23 net income per diluted share would have been $0.02
- 3Q24 Adjusted EBITDA[1] of $12.9 million, above our guidance range

4Q24 and Full Year 2024 Forecast

- 4Q24 as compared with 4Q23:
  - Enrollment at Rasmussen increased 4% – the second consecutive quarter of year over year enrollment growth
  - Rasmussen is also on pace to deliver positive adjusted EBITDA in 2H24
  - Hondros increased 19% -- the 19th consecutive quarter of year over year enrollment growth
  - APUS total net course registrations are expected to grow 4% to 6%
- APEI is forecasting Full Year 2024 Revenue, Net Income and Adj. EBITDA guidance:
  - Revenue is ***3% - 4%*** greater than 2023 at $620 - $625 million
  - Net Income of $7 - $9 million
  - Adjusted EBITDA[1] is ***7% - 12%*** greater than 2023 at $64 - $67 million
  - Both within 2024 annual guidance range provided in 1Q24

1. Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization, less non-recurring expenses, such as severance, and non-cash expenses, such as stock compensation) is a non-GAAP financial measure. Please refer to Appendix for GAAP to non-GAAP reconciliation.

Segment Revenue $73.4 $79.4 $74.0 $80.7 $73.6 $77.0 $76.4 $77.0 4Q22 4Q23 1Q23 1Q24 2Q23 2Q24 3Q23 3Q24 $60.7 $52.6 $57.5 $53.1 $52.0 $53.0 $52.1 $52.6 4Q22 4Q23 1Q23 1Q24 2Q23 2Q24 3Q23 3Q24 $12.6 $15.8 $13.1 $16.4 $14.3 $16.4 $13.7 $15.5 4Q22 4Q23 1Q23 1Q24 2Q23 2Q24 3Q23 3Q24 • APUS has delivered consistent year - over - year growth driven by modest increases in registrations and targeted tuition and fee increases • Rasmussen continues to stabilize and has turned to positive year over year revenue growth and enrollment trends • 4Q24 enrollment growth is 4% over 4Q23 • Second consecutive quarter of year - over - year revenue growth • Hondros delivered strong revenue growth of 13% in 3Q24 compared to 3Q23 • 4Q24 enrollment growth is 19% over 4Q23 • 19 consecutive quarters of year - over - year enrollment growth APUS increased revenue year over year and is expected to grow in net course registrations in 4Q24. Rasmussen and Hondros are experiencing year over year revenue growth and positive enrollment trends.

Profitability ▪ Continued registration growth in 2024 with select tuition/fee increases and lower marketing spend TTM Adj. EBITDA 1 As of 9/30/24 TTM Adj. EBITDA Margin 1 As of 9/30/24 ▪ Stabilizing environment and positive enrollment comp in 3Q24. 4Q24 enrollment trends are even higher ▪ Rasmussen is on a trajectory to positive EBITDA in 2H24 ▪ Hondros enrollments have grown at double - digit rates for the 5 of the last 6 quarters ▪ Government spending uncertainty impacted 1H24 revenue and adjusted EBITDA. Growth returning in 4Q24 $56.8 $46.4 $40.7 $49.3 $59.6 $69.6 $71.8 $66.6 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 9.4% 7.7% 6.8% 8.2% 9.9% 11.5% 11.7% 10.9% 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 1. Please refer to appendix for GAAP to non - GAAP reconciliation

Education Unit Profile

($ in millions)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	FY22	FY23
APUS – American Public University System – AMU													
Revenue	$73.1	$69.9	$68.7	$73.4	$74.0	$73.6	$76.4	$79.4	$80.7	$77.0	$77.0	$285.1	$303.3
EBITDA[1]	$14.9	$15.2	$14.1	$20.6	$18.5	$20.2	$23.3	$30.5	$24.3	$19.5	$22.0	$64.8	$92.5
Margin	*20%*	*22%*	*21%*	*28%*	*25%*	*28%*	*30%*	*38%*	*30%*	*25%*	*29%*	*23%*	*30%*
Rasmussen University													
Revenue	$67.1	$63.9	$61.5	$60.7	$57.5	$52.0	$52.1	$52.6	$53.1	$53.0	$52.6	$253.3	$214.1
EBITDA[2]	$7.0	$4.5	($1.9)	($1.1)	($4.5)	($7.1)	($5.3)	$0.4	($2.7)	($4.7)	($4.5)	$8.5	($16.5)
Margin	*10%*	*7%*	*-3%*	*-2%*	*-8%*	*-14%*	*-10%*	*1%*	*-5%*	*-9%*	*-9%*	*3%*	*-8%*
Hondros College of Nursing													
Revenue	$11.5	$11.5	$11.4	$12.6	$13.1	$14.3	$13.7	$15.8	$16.4	$16.4	$15.5	$47.1	$56.9
EBITDA	($0.8)	($0.4)	($1.1)	($0.7)	($1.0)	$0.1	($0.3)	$1.1	$0.0	($0.4)	($0.3)	($3.0)	($0.1)
Margin	*-7%*	*-3%*	*-10%*	*-6%*	*-8%*	*1%*	*-2%*	*7%*	*0%*	*-2%*	*-2%*	*-6%*	*0%*
Graduate School USA													
Revenue[3]	$3.0	$4.3	$7.8	$5.7	$5.1	$7.4	$8.6	$5.1	$4.2	$6.4	$8.0	$20.9	$26.2
EBITDA	($1.4)	($1.6)	$1.8	$0.1	($1.3)	$0.8	$1.6	($1.1)	($1.1)	($0.7)	$1.3	($1.1)	$0.0
Margin	*-48%*	*-37%*	*22%*	*2%*	*-25%*	*11%*	*18%*	*-22%*	*-27%*	*-11%*	*-100%*	*-5%*	*0%*
Corporate	$ (6.3)	$ (6.0)	$ (5.9)	$ (5.4)	$ (6.9)	$ (7.4)	$ (5.7)	$ (7.1)	$ (7.2)	$ (5.5)	$ (9.2)	($23.5)	($27.1)
apei – American Public Education, Inc.													
Consolidated Revenue	$154.7	$149.6	$149.5	$152.4	$149.7	$147.2	$150.8	$152.8	$154.4	$152.9	$153.1	$606.3	$600.5
Consolidated EBITDA	$13.3	$11.8	$7.0	$13.6	$4.8	$6.7	$13.4	$23.8	$13.2	$8.2	$9.2	$45.6	$48.7
(+) Adjustments	$ 4.1	$ 2.8	$ 2.5	$ 1.9	$ 2.2	$ 2.1	$ 4.7	$ 1.9	$ 3.8	$ 2.7	$ 3.7	$ 11.2	$ 10.9
Consolidated Adj. EBITDA	**$ 17.4**	**$ 14.6**	**$ 9.5**	**$ 15.4**	**$ 7.0**	**$ 8.8**	**$ 18.1**	**$ 25.7**	**$ 17.1**	**$ 10.9**	**$ 12.9**	**$ 56.7**	**$ 59.6**
Margin	*11%*	*10%*	*6%*	*10%*	*5%*	*6%*	*12%*	*17%*	*11%*	*7%*	*8%*	*9%*	*10%*

Note: See note 16 to the financial statements included in the 2023 10-K. Reflects income (loss) from operations before interest, income taxes, gain (loss) from acquisitions, + depreciation & amortization.
Please refer to appendix for GAAP to non-GAAP reconciliation.

1. APUS excludes $2.8MM of losses in 4Q23 related to Loss on Disposal of Long-lived assets and Losses on assets held for sale.
2. Rasmussen excludes a non-cash impairment of $64MM in 2Q23. Also excludes $2.4MM for Collegis transition services expense in 1Q23, $2.9MM for lease termination and campus consolidation expense in 1Q24 and $0.8MM in lease termination costs in 2Q24.
3. GSUSA and Corporate combined comprise the Corporate & Other segment, as discussed in footnote 16 within the 2023 10-K disclosure.

Balance Sheet & Cash Flow 9 Months Ended September 30 2023 2024 $ in Millions ($64.8) ($1.4) Net income available to common shareholders $33.9 $40.9 Adjusted EBITDA 1 $9.5 $17.7 ( - ) Capital expenditures $24.4 $23.2 Free cash flow 2 As of September 30, and December 31 2023 2024 $ in Millions $144.3 $162.2 Cash $27.7 $26.8 ( - ) Restricted cash $116.7 $135.4 Unrestricted cash $94.7 $93.1 Term loan $22.0 $42.3 Unrestricted cash, net of debt $39.7 $39.7 Preferred equity 17.6 17.7 Shares outstanding Strong Balance Sheet with $162M in Cash 1. Please refer to appendix for GAAP to non - GAAP reconciliation 2. Free cash flow is defined as Adjusted EBITDA less capex

Guidance 4Q24 ($in millions) $164 - $159 Revenue $11 - $9 Net Income avail to common shareholders $26 - $23 Adjusted EBITDA 1 FY 2024 $625 - $620 Revenue $9 - $7 Net Income avail to common shareholders $67 - $64 Adjusted EBITDA 1 ▪ FY2024 Revenue forecasted to be 3% - 4% higher than 2023 ▪ FY2024 Net Income guidance equals $0.39 - $0.51 per diluted share ▪ FY2024 Adjusted EBITDA 1 forecasted to be 7% - 12% higher than 2023 ▪ $19 - $22 million anticipated capex in 2024 ▪ Positive year over year enrollment at Rasmussen ▪ Rasmussen expected to be EBITDA positive in 2H 2024 1. Please refer to appendix for GAAP to non - GAAP reconciliation These statements are based on current expectations. These statements are forward - looking and actual results may differ materially.

About APEI

Registrations & Enrollments 372,100 3Q24 LTM Net Course Registrations 3,700 4Q24 Enrollment 14,600 4Q24 Enrollment APUS has delivered consistently strong net course registrations since 2020 driven by continued strength in military and growing enrollments in veterans and military - affiliated families Year - over - year Rasmussen enrollments have been improving since 2Q23 and delivered positive total enrollments in 3Q24 and 4Q24 Hondros enrollments have grown year over year for the last nineteen consecutive quarters and at double - digit rates for 5 of the last 6 quarters

Enrollment Summary – Military, Veterans & their Families * Trailing 12 months quarterly registration figures ▪ 137 degree programs and 111 certificates offered across five schools of study ▪ 100% online ▪ Tuition & fees are generally less than in - state costs at public universities ▪ Mid - single digit registration growth over past 2 years ▪ Revenue growth driven by increased net course registrations & impact of select tuition & fee increases in 2024 ▪ Programs and courses aligned with high job growth areas 346,200 347,100 349,800 350,400 352,700 357,500 364,000 367,600 370,300 371,900 372,100 376,600 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24F

Enrollment Summary - Nursing ▪ Offers 46 degree programs from Associates degrees to Doctoral degrees, and 13 certificate programs ▪ Year - over - year enrollments have been improving since 2Q23 and delivered positive enrollments in 2H24 ▪ Improving NCLEX pass rates to drive continued enrollment growth ▪ Offers on campus instruction leading to diplomas in PN and ADN degrees ▪ Delivered 19 consecutive quarters of year - over - year enrollment growth 16,200 15,900 15,000 15,600 14,300 13,900 13,500 14,100 13,500 13,600 13,500 14,600 - 6% - 6% - 8% - 9% - 12% - 13% - 10% - 10% - 6% - 2% 0% 4% -14% -12% -10% -8% -6% -4% -2% 0% 2% 4% 6% 12,000 12,500 13,000 13,500 14,000 14,500 15,000 15,500 16,000 16,500 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Total Enrollment Total Yr/Yr % Change 2,460 2,440 2,408 2,600 2,700 3,000 2,800 3,100 3,300 3,300 3,100 3,700 8% 3% 4% 4% 10% 23% 16% 19% 22% 9.4% 10% 19% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Total HCN YOY % Change

INVESTMENT HIGHLIGHTS Large Addressable Market Online education expected to increase to >$100 billion in 5 years Solid ROI for Education & Stable Long - Term Demand APUS in top 11% for student return on educational investment Demand for nurses estimated to be 200,000+ per year Improving Performance at Subsidiary Units Solid growth, margins and cash flow performance at APUS Rasmussen turnaround in process and delivering positive enrollment Strong Cash Flow Free cash flow 1 expected to be >$42M in 2024 1. Free cash flow defined as Adjusted EBITDA less Capital Expenditures

Summary

Appendix

Non - GAAP Disclosures American Public Education is presenting adjusted EBITDA in connection with its GAAP outlook and urges investors to review the reconciliation of projected adjusted net income to the comparable GAAP financial measure that is included in the table below (under the caption “GAAP Outlook Net Income to Outlook Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . GAAP Net Income to Adjusted EBITDA:   (in thousands, except per share data)         Net income (loss) available to common stockholders$ 731 $ (4,853) $ (1,448) $ (64,769) Preferred dividends 1,531 1,525 4,597 4,469 Net income (loss) $ 2,262 $ (3,328) $ 3,149 $ (60,300) Income tax expense (benefit) 1,236 3,712 2,433 (12,839) Interest expense, net 631 792 1,542 3,668 Equity investment loss - 5,224 4,407 5,233 Depreciation and amortization 5,080 7,026 15,440 22,735 EBITDA 9,209 13,426 26,971 (41,503) Impairment of goodwill and intangible assets - - - 64,000 Severance Costs 25 2,959 530 2,959 Loss on leases - - 3,715 - Other professional fees 813 - 813 - Stock compensation 1,761 1,733 5,502 6,025 Loss on disposals of long-lived assets 23 (16) 235 17 Transition services costs 1,092 - 3,139 2,403 Adjusted EBITDA $ 12,923 $ 18,102 $ 40,905 $ 33,901 Nine Months Ended September 30, 2024 2023 The following table sets forth the reconciliation of the Company’s reported GAAP net income to the calculation of adjusted EBITDA for the three and nine months ended September 30, 2024 and 2023: Three Months Ended September 30, 2024 2023

Non - GAAP Disclosures American Public Education is presenting adjusted EBITDA in connection with its GAAP outlook and urges investors to review the reconciliation of projected adjusted net income to the comparable GAAP financial measure that is included in the table below (under the caption “GAAP Outlook Net Income to Outlook Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . GAAP Outlook Net Income to Outlook Adjusted EBITDA:   (in thousands, except per share data)         Net income available to common stockholders $ 8,575 $ 10,735 $ 7,127 $ 9,287 Preferred dividends 1,503 1,503 6,100 6,100 Net Income 10,078 12,238 13,227 15,387 Income tax expense 4,425 5,265 6,858 7,698 Interest expense 458 458 1,750 1,750 Loss on minority investment - - 4,408 4,408 Depreciation and amortization 4,860 4,860 20,300 20,300 EBITDA 19,820 22,820 46,542 49,542 Stock compensation 1,898 1,898 7,400 7,400 Other professional fees 1,050 1,050 1,813 1,813 Loss on leases - - 3,950 3,950 Transition services cost 651 651 4,295 4,295 Adjusted EBITDA $ 23,419 $ 26,419 $ 64,000 $ 67,000 December 31, 2024 December 31, 2024 Low High Low High The following table sets forth the reconciliation of the Company’s outlook GAAP net income to the calculation of outlook adjusted EBITDA for the three and twelve months ending December 31, 2024: Three Months Ending Twelve Months Ending

Thank You Company Steve Somers, CFA Chief Strategy & Corporate Development Officer investorrelations@apei.com Investor Relations Brian M. Prenoveau , CFA MZ Group 561 - 489 - 5315 APEI@mzgroup.us